Exhibit 10.25

TVT CAPITAL LLC FAX- 516-472-0278 516-707-9131 www.tvt-capital.com PAYMENT RIGHTS PURCHASE AND SALE AGREEMENT  This Payment Rights Purchase and Sale Agreement ("Agreement") dated Sept 11, business identified below ("Seller") SELLER'S INFORMATION LEGAL BUSINESS NAME Speedemissions Inc. D/B/A Speedemissions Inc. Corp. I X I Limited Liability Company TYPE OF BUSINESS ENTITY Limited Liability Partnership PHYSICAL ADDRESS 1015 Tyrone Road, Suite 220 City [Tyrone MAILING ADDRESS City 2014 , is made by and between FB Funding, LLC ("FBF"), and the Partnership Limited Partnership Sole Proprietorship Other: State GA Zip 30290 State Zip  Contact Name Richard Parlontieri Position CEO Business Phone 770-306-7667 Cell Phone Email dd@speedemissions.com Website www.speedemissions.com Date Business Started 01/2001 Federal Tax ID 33-0961488 Monthly Average Sales $ Annual Sales $ OFFER TO SELL AND PURCHASE PAYMENT RIGHTS  Seller hereby sells, assigns and transfers to FBF, without recourse (except upon an Event of Default defined in Section 3 of the SELLER AGREEMENT TERMS AND CONDITIONS), upon payment of the Purchase Price, the Specified Percentage of the proceeds of each future sale by Seller (collectively "Future Receipts") until the Purchased Amount has been delivered to FBF by or on behalf of Seller.  "Future Receipts" includes all payments made by cash, check, ACH or other electronic transfer, credit card, debit card, bank card, charge card (each such card shall be referred to herein as a "Credit Card") or other form of monetary payment in the ordinary course of Seller's business. BASED UPON SELLER'S CALCULATIONS AND EXPERIENCE IN OPERATING ITS BUSINESS, SELLER IS CONFIDENT THAT THE PURCHASE PRICE PAID BY FBF IN EXCHANGE FOR THE PURCHASED AMOUNT OF FUTURE RECEIPTS WILL BE USED IN _A MANNER THAT WILL BENEFIT SELLER'S CURRENT AND FUTURE BUSINESS OPERATIONS. Purchase Price $ 100,000.00 I Purchased Amount $ 149,000.00 124.27 Days Daily Payment $ 1199.00 Specified Percentage 15 Daily Payment = (Monthly Average Sales X Specified Percentage) / Average Business Days in a Calendar Month  Seller shall  (1) deposit all Future Receipts into only one bank account, which must be acceptable to and pre-approved by FBF (the "Account") and (2) instruct Seller's credit card processor, which processor must be acceptable to and pre-approved by FBF (the "Processor") who shall serve as Seller's sole credit card processor, to deposit all Credit Card receipts of Seller into the Account. FBF will debit the Daily Payment from the Account each business day. Seller authorizes FBF to initiate electronic checks or ACH debits from the Account equal to the Daily Payment each business day and will provide FBF with all required access codes. Seller understands that it is responsible for ensuring that the Daily Payment is available in the Account and will be responsible for any fees incurred by FBF resulting from a rejected electronic check or ACH debit attempt. FBF is not responsible for any overdrafts or rejected transactions that may result from FBF's debiting any amount authorized under the terms of this Agreement.  The Daily Payment amount is intended to represent the Specified Percentage of Seller's Future Receipts. Seller may request that FBF reconcile Seller's actual receipts by either crediting or debiting the difference back to or from the Account so that the amount FBF debited in the most recent calendar month equaled the Specified Percentage of Future Receipts that Seller collected in that calendar month. Any reconciliation request must be: (1) in writing; (2) include a copy of Seller's bank statement for the calendar month at issue; and (3) be sent to FBF at 2001 NW 107th Ave. — Floor. Miami FL 33176 within 30 days after the last day of the calendar month at issue. It is solely the Seller's responsibility to send a complete bank statement. Failure to send a written reconciliation request within 30 days after the last day of the calendar month at issue forfeits that month's reconciliation. Notwithstanding anything to the contrary in this Agreement or any other agreement between FBF and Seller, upon the occurrence of an Event of Default, the Specified Percentage shall equal 100%. A list of all fees applicable under this Agreement is contained in Appendix A.  THE "PAYMENT RIGHTS PURCHASE AND SALE AGREEMENT TERMS AND CONDITIONS" AND THE "SECURITY AGREEMENT AND GUARANTY" ARE ALL HEREBY INCORPORATED IN AND MADE A PART OF THIS PAYMENT RIGHTS PURCHASE AND SALE AGREEMENT.  FOR THE SELLER #1 (PRINT NAME & TITLE BELOW) SIGNATURE (SIGN BELOW) UST SIGN AS SELLER Richard Parlontieri FOR THE SELLER #2 (PRINT NAME & TITLE BELOW) SIGNATURE (SIGN BELOW) FOR THE OWNER / GUARANTOR #1 (PRINT NAME & TITLE BELOW) SIGNATURE (SIGN BELOW) MUST SIGN AS OWNER ALSO Richard Parlontieri FOR THE OWNER / GUARANTOR #2 (PRINT NAME & TITLE BELOW) SIGNATURE (SIGN BELOW) FBF's payment of the Purchase Price shall be deemed F8F's acceptance and performance of this Agreement, notwithstanding FBF not executing this agreement. 1 HC# 4851-0728-1179 Each of above-signed Seller(s) and Owner(s) represent that he or she is authorized to sign this Agreement and that the information provided herein and in all documents, forms and recorded interviews provided to or with FBF is true, accurate and complete in all respects. An investigative or consumer report may be made in connection with this Agreement. Seller and each of the above-signed Owners authorizes FBF its agents and representatives and any credit reporting agency engaged by FBF, to (i) investigate any references given or any other statements or data obtained from or about Seller or any of its Owners for the purpose of this Agreement, and (ii) pull credit reports at any time now or for so long as Seller and/or Owners(s) continue to have any obligation owed to FBF as a consequence of this Agreement or for FBF's ability to determine Seller's eligibility to enter into any future agreement with FBF.  ANY MISREPRESENTATION MADE BY SELLER OR OWNER IN CONNECTION WITH THIS AGREEMENT MAY CONSTITUTE A SEPARATE CAUSE OF ACTION FOR FRAUD, INTENTIONAL MISREPRESENTATION AND/OR UNJUST ENRICHMENT IN WHICH EVENT FBF WILL BE ENTITLED TO THE RECOVERY OF NOT ONLY ITS LOSSES BUT ALSO ALL OF ITS COSTS AND EXPENSES AND ITS REASONABLE LEGAL FEES.  PAYMENT RIGHTS PURCHASE AND SALE AGREEMENT TERMS AND CONDITIONS I. TERMS OF ENROLLMENT IN PROGRAM 1.1 ACH Debit Authorization. Seller shall execute an agreement (the "ACH Authorization") acceptable to FBF to authorize the use of the Automated Clearinghouse System (ACH) to retrieve the Daily Payment from the Account. Seller shall provide FBF and/or its authorized agent(s) with all of the information, authorizations and passwords necessary for verifying Seller's receivables, receipts, deposits and withdrawals into and from the Account. Seller hereby authorizes FBF and/or its agent(s) to deduct from the Account the Purchased Amount and any other amounts owed by Seller to FBF as specified herein and to pay such amounts to FBF. These authorizations apply not only to the approved Account but also to any subsequent or alternate account used by the Seller for these deposits, whether pre-approved by FBF or not. This additional authorization is not a waiver of FBF's right to declare Seller in default if Seller uses an account that FBF did not first pre-approve in writing. This authorization shall be irrevocable without the prior written consent of FBF.  1.2 Financial Condition. Seller and Guarantor(s) authorize FBF and its agents to investigate their financial responsibility and history, and will provide to FBF any authorizations, bank or financial statements, tax returns, etc., as FBF deems necessary in its sole discretion prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed acceptable as an authorization for release of financial and credit information. FBF is authorized to update such information and financial and credit profiles from time to time as it deems appropriate.  1.3 Transactional History. Seller authorizes all of its banks and brokers and Credit Card processors to provide FBF with Seller's banking, brokerage and/or processing history to determine qualification or continuation in this program.  1.4 Indemnification. Seller and Guarantor(s) jointly and severally indemnify and hold harmless Processor, its officers, directors and shareholders against all losses, damages, claims, liabilities and expenses (including reasonable attorney's fees) incurred by Processor resulting from (a) claims asserted by FBF for monies owed to FBF from Seller and (b) actions taken by Processor in reliance upon any fraudulent, misleading or deceptive information or instructions provided by FBF.  1.5 No Liability. In no event will FBF be liable for any claims asserted by Seller or Guarantor(s) under any legal theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is waived by both Seller and Guarantor(s). In the event these claims are nonetheless raised, Seller and Guarantor(s) will be jointly liable for all of FBF's legal fees and expenses resulting therefrom. Seller and each Owner and each Guarantor hereby and each waives to the maximum extent permitted by law any claim for damages against FBF or any of its affiliates relating to any  (i)investigation undertaken by or on behalf of FBF as permitted by this Agreement or (ii) disclosure of information as permitted by this Agreement.  1.6 Reliance on Terms. Sections 1.1, 1.3,1.4, 1.5, 1.6 and 1.8 of this Agreement are agreed to for the benefit of Seller, FBF and Processor, and notwithstanding the fact that Processor is not a party of this Agreement, Processor may rely upon their terms and raise them as a defense in any action. 1.7 Accounting Records, and Place of Business. FBF or its designated representatives and agents shall have the right during Seller's normal business hours and at any other reasonable time to examine the interior and exterior of any of Seller's places of business. FBF may examine, among other things, whether Seller (a) has a place of business that is separate from any personal residence, (b) is open for business, and (c) has sufficient inventory to conduct Seller's business. When performing an examination, FBF may photograph the interior and exterior of any of Seller's places of business, including any signage, and may photograph any Owner. FBF or any of its agents shall have the right to inspect, audit, check, and make extracts from any copies of the books, records, journals, orders, receipts, correspondence that relate to Seller's accounts or other transactions between the parties thereto and the general financial condition of Seller and FBF may remove any of such records temporarily for the purpose of having copies made thereof. FBF shall have the right to hire a Certified Public Accountant, licensed in the state where the business is located to perform analysis of the accounting records for the purpose of determining if the Specified Percentage of receipts has been made available for remittance to FBF. Seller hereby agrees to fully cooperate with such analysis upon the request of FBF.  1.8 Power of Attorney. Seller irrevocably appoints FBF as its agent and attorney-in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to Seller from any bank or Processor, or in the case of an occurrence of an Event of Default under Section 3 hereof, to FBF under this Agreement, including without limitation (i) to obtain and adjust insurance; (ii) to collect monies due or to become due under or in respect of any of the Collateral; (iii) to receive, endorse and collect any checks, notes, drafts, instruments, documents or chattel paper in connection with clause (i) or clause (ii) above; (iv) to sign Seller's name on any invoice, bill of lading, or assignment directing customers or account debtors to make payment directly to FBF; (v) to file any claims or take any action or institute any proceeding that FBF may deem necessary for the collection of any of the unpaid Purchased Amount from the Collateral, or otherwise to enforce its rights with respect to payment of the Purchased Amount. In connection therewith, all costs, expenses and fees, including legal fees, shall be payable by and from Seller and FBF is authorized to use Seller's funds to pay for same; and (vi) FBF shall have the right, without waiving any of its rights and remedies and without notice to Seller or any Owner/Guarantor, to notify any credit card processor of the sale of future payment rights and re-direct the remittance of daily settlements to an account of FBF's choosing in order to settle all obligations due to FBF under this Agreement.  1.9 Confidentiality. Seller understands and agrees that the terms and conditions of the products and services offered by FBF, including this Agreement and any other FBF documentations (collectively, "Confidential Information") are proprietary and confidential information of FBF. Accordingly unless disclosure is required by law or court order, Seller shall not disclose Confidential Information of FBF to any person other than an attorney, accountant, financial advisor or employee of Seller who needs to know such information for the purpose of advising Seller ("Advisor"), provided such Advisor uses Confidential Information solely for the purpose of advising 2 HC# 4851-0728-1179 Seller and first agrees in writing to be bound by the terms of this section. A breach hereof entitles FBF to not only damages and legal fees but also to both a temporary restraining order and a preliminary injunction without bond or security.  1.10 Publicity. Seller and each of Seller's Owners and all Guarantors hereby authorize FBF to use its, his or her name in listings of clients and in advertising and marketing materials.  1.11 D/B/As. Seller hereby acknowledges and agrees that FBF may be using "doing business as" or "d/b/a" names in connection with various matters relating to the transaction between FBF and Seller, including the filing of UCC-1 financing statements and other notices or filings.  1.12 Application of Payments. Subject to applicable law, FBF reserves the right to apply payments in any manner FBF chooses in FBF's sole discretion.  II. SELLER'S REPRESENTATIONS, WARRANTIES AND COVENANTS  Seller represents warrants and covenants that, as of this date and until FBF has received the Purchased Amount in full:  2.1 Good Faith, Best Efforts and Due Diligence. Seller will conduct its business in good faith and will use its best efforts to maintain and grow its business, to ensure that FBF obtains the Purchased Amount. Furthermore, Seller agrees, warrants and represents hereby that Seller will constantly perform all appropriate Due Diligence and credit checks of all of the customers' finances, cash flow, solvency, good faith, payment histories and business reputations (the "Due Diligence Requirements") as may be commercially reasonable to ensure any and all products and/or services provided, sold or delivered by Seller to said customers will be paid for by customers in full and on time, and will not result in the creation of an unpaid account.  This is not a guaranty of payment by Seller's customers, but is an obligation of commercially reasonable Due Diligence investigation and credit check of customers before extending credit to them and continuing no less frequently than monthly so long as sums are still due.  2.2 Sale of Payment Rights: Seller represents and warrants that it is selling the Purchased Amount of Future Receipts to FBF in Seller's normal course of business and the Purchase Price paid by FBF is good and valuable consideration for the sale. Seller is selling a portion of a future revenue stream to FBF at a discount, not borrowing money from FBF. There is no interest rate or payment schedule and no time period during which the Purchased Amount must be collected by FBF. If Future Receipts are remitted more slowly than FBF may have anticipated or projected because Seller's business has slowed down, or if the full Purchased Amount is never remitted because Seller's business went bankrupt or otherwise ceased operations in the ordinary course of business, and Seller has not breached this Agreement, Seller would not owe anything to FBF and would not be in breach of or default under this Agreement. FBF is buying the Purchased Amount of Future Receipts knowing the risks that Seller's business may slow down or fail, and FBF assumes these risks based on Seller's representations, warranties and covenants in this Agreement, which are designed to give FBF a reasonable and fair opportunity to receive the benefit of its bargain. By this Agreement, Seller transfers to FBF full and complete ownership of the Purchased Amount of Future Receipts and Seller retains no legal or equitable interest therein.  2.3 Financial Condition and Financial Information. Seller's and Guarantors' bank and financial statements, copies of which have been furnished to FBF, and future statements that will be furnished hereafter at the request of FBF, fairly represent the financial condition of Seller and Guarantor(s) at such dates, and since those dates there has been no material adverse changes, financial or otherwise, in the condition, operation or ownership of Seller. Seller and Guarantor(s) have a continuing, affirmative obligation to advise FBF of any material adverse change in their financial condition, operation or ownership. FBF may request statements at any time during the performance of this Agreement and the Seller and Guarantor(s) shall provide them to FBF within 5 business days. Seller's or Guarantors' failure to do so is a material breach of this Agreement.  2.4 Governmental Approvals. Seller is in compliance and shall comply with all laws and has valid permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which it is presently engaged and/or will engage in hereafter.  2.5 Authorization. Seller and the person(s) signing this Agreement on behalf of Seller, have full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized.  2.6 Insurance. Seller will maintain business-interruption insurance naming FBF as loss payee and additional insured in amounts and against risks as are satisfactory to FBF and shall provide FBF proof of such insurance upon request.  2.7 Processor and Bank Account. Seller will not change its Credit Card processor, add terminals, change its financial institution or bank account(s) or take any similar action that could have an adverse effect upon Seller's obligations under this Agreement, without FBF's prior written consent. Any such changes shall be a material breach of this Agreement.  2.8 Change of Name or Location or Sale of Business. Seller will not conduct Seller's businesses under any name other than as disclosed to Processor and FBF, nor will Seller change any of its places of business without prior written consent by FBF. Seller will not sell, dispose, transfer or otherwise convey its business or assets without (i) the express prior written consent of FBF, and (ii) the written agreement of any purchaser or transferee assuming all of Seller's obligations under this Agreement pursuant to documentation satisfactory to FBF.  2.9 Daily Batch Out. Seller will batch out receipts with Processor on a daily basis.  2.10 Estoppel Certificate. Seller will at all times, and from time to time, upon at least 1 day's prior notice from FBF to Seller, execute, acknowledge and deliver to FBF and/or to any other person, firm or corporation specified by FBF, a statement certifying that this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and stating the dates which the Purchased Amount or any portion thereof has been delivered to FBF.  2.11 No Bankruptcy. As of the date of this Agreement, Seller is not insolvent and does not contemplate and has not filed any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against Seller. Seller represents that it has not consulted with a bankruptcy attorney within 6 months prior to the date of this Agreement, and that it has no present intention of closing its business or ceasing to operate its business, either permanently or temporarily, during the 6 month period after the date of this Agreement. Seller further warrants that it does not anticipate filing any such bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it. 3 HC# 4851-0728-1179 2.12 Stacking Prohibited. Seller shall not enter into any merchant cash advance or other factoring transaction or into any loan that relates to or involves its Future Receipts, with any party other than FBF for the duration of this Agreement. FBF may share information regarding this Agreement with any third party in order to determine whether Seller is in compliance with this provision.  2.13 Unencumbered Receipts. Seller has good, complete, unencumbered and marketable title to all Future Receipts, free and clear of any and all liabilities, liens, claims, changes, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges and encumbrances of any kind or nature whatsoever or any other rights or interests that may be inconsistent with the transactions contemplated with, or adverse to the interests of FBF.  2.14 Business Purpose. Seller is a valid business in good standing under the laws of the jurisdictions in which it is organized and/or operates, and Seller is entering into this Agreement for business purposes and not as a consumer for personal, family or household purposes. Seller agrees to use the proceeds of the Purchase Price solely for business purposes, and not for personal, family or household purposes. Seller understands that Seller's agreement not to use the Purchase Price proceeds for personal, family or household purposes means certain important rights conferred upon consumers pursuant to federal or state law will not apply to this Agreement. Seller agrees that a breach by Seller of the provisions of this section will not affect FBF's right to (i) enforce Seller's promise to pay for all amounts owed under this Agreement, regardless of the purpose for which the Purchase Price is in fact obtained or (ii) use any remedy legally available to FBF, even if that remedy would not have been available had the payment of the Purchase Price been made for consumer purposes.  2.15 Defaults under Other Contracts. Seller's execution of, and/or performance under this Agreement, will not cause or create an event of default by Seller under any contract with another person or entity.  III. EVENTS OF DEFAULT AND REMEDIES  3.1 Events of Default. The occurrence of any of the following events shall constitute an "Event of Default": (a) Seller interferes with FBF's right to collect the Daily Payment (and payment for arrears, if any) in violation of this Agreement; (b) Seller violates any term or covenant in this Agreement; (c) Any representation or warranty by Seller in this Agreement proves to have been incorrect, false or misleading in any material respect when made; (d) Seller admits in writing its inability to pay its debts, or makes a general assignment for the benefit of creditors; or any proceeding is instituted by or against Seller seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, or composition of it or its debts; (e) the sending of notice of termination by Seller; (f) Seller transports, moves, interrupts, suspends, dissolves or terminates its business; (g) Seller transfers or sells all or substantially all of its assets; (g ) Seller makes or sends notice of any intended bulk sale or transfer by Seller; (h) Seller uses multiple depository accounts without the prior written consent of FBF (i) Seller changes its depositing account or Credit Card processor without the prior written consent of FBF; (j) Seller performs any act that reduces the value of any Col lateral granted under this Agreement; or (j) Seller defaults under any of the terms, covenants and conditions of any other agreement with FBF.  3.2 Remedies. If any Event of Default occurs, FBF may proceed to protect and enforce its rights including, but not limited to, the following:  A. The Specified Percentage shall equal 100%. The full uncollected Purchased Amount plus all fees (including legal fees) due under this Agreement and the attached Security Agreement will become due and payable in full immediately.  B. FBF may enforce the provisions of the Personal Guaranty of Performance against the Guarantor(s).  C. If permitted under the laws of the state in which the Seller resides; Seller hereby authorizes FBF to execute in the name of the Seller a Confession of Judgment in favor of FBF in the full uncollected Purchased Amount and enter that Confession of Judgment as a Judgment with the Clerk of any Court and execute thereon.  D. FBF may enforce its security interest in the Collateral identified in the Security Agreement and Guaranty.  FBF may proceed to protect and enforce its rights and remedies by lawsuit In any such lawsuit, under which FBF shall recover Judgment against Seller, Seller shall be liable for all of FBF's costs of the lawsuit, including but not limited to all reasonable attorneys' fees and court costs.  F. This Agreement shall be deemed Seller's Assignment of Seller's Lease of Seller's business premises to FBF. Upon an Event of Default, FBF may exercise its rights under this Assignment of Lease without prior notice to Seller.  G. FBF may debit Seller's depository accounts wherever situated by means of ACH debit or facsimile signature on a computer-generated check drawn on Seller's bank account or otherwise for all sums due to FBF.  H. Seller shall pay to FBF all reasonable costs associated with the Event of Default and the enforcement of FBF's remedies set forth above, including but not limited to court costs and attorneys' fees.  All rights, powers and remedies of FBF in connection with this Agreement may be exercised at any time by FBF after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.  3.3 Required Notifications. Seller is required to give FBF written notice within 24 hours of any filing under Title 11 of the United States Code. Seller is required to give FBF 7 days' written notice prior to the closing of any sale of all or substantially all of the Seller's assets or stock.  IV. MISCELLANEOUS  4.1 Modifications; Agreements. No modification, amendment, waiver or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by FBF.  4.2 Assignment. FBF may assign, transfer or sell its rights to receive the Purchased Amount or delegate its duties hereunder, either in whole or in part, with or without prior written notice to Seller. 4 HC# 4851-0728-1179 4.3 Notices. All notices, requests, consents, demands and other communications hereunder shall be delivered by certified mail, return receipt requested, to the respective parties to this Agreement at the addresses set forth in this Agreement. Notices to FBF shall become effective only upon receipt by FBF. Notices to Seller shall become effective three days after mailing.  4.4 Waiver of Remedies. No failure on the part of FBF to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity.  4.5 Binding Effect: Governing Law, Venue and Jurisdiction. This Agreement shall be binding upon and inure to the benefit of Seller, FBF and their respective successors and assigns, except that Seller shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of FBF which consent may be withheld in FBF's sole discretion. This Agreement shall be governed by and construed in accordance with the laws of the state of Florida, without regards to any applicable principals of conflicts of law. Any suit, action or proceeding arising hereunder, or the interpretation, performance or breach of this Agreement, shall, if FBF so elects, be instituted in any court sitting in Florida, (the "Acceptable Forums"). Seller agrees that the Acceptable Forums are convenient to it, and submits to the jurisdiction of the Acceptable Forums and waives any and all objections to jurisdiction or venue. Should such proceeding be initiated in any other forum, Seller waives any right to oppose any motion or application made by FBF to transfer such proceeding to an Acceptable Forum.  4.6 Survival of Representation. etc. All representations, warranties and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have terminated.  4.7 Interpretation. All Parties hereto have reviewed this Agreement with an attorney of their own choosing and have relied only on their own attorney's guidance and advice. No construction determinations shall be made against either Party hereto as drafter.  4.8 Severability. In case any of the provisions in this Agreement is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any other provision contained herein shall not in any way be affected or impaired.  4.9 Entire Agreement. Any provision hereof prohibited by law shall be ineffective only to the extent of such prohibition without invalidating the remaining provisions hereof. This Agreement and the Security Agreement and Guaranty embody the entire agreement between Seller and FBF and supersede all prior agreements and understandings relating to the subject matter hereof.  4.10 Facsimile Acceptance. Facsimile signatures hereon shall be deemed acceptable for all purposes.  4.11 Monitoring. Recording, and Solicitations.  A. AUTHORIZATION TO CONTACT SELLER BY PHONE. Seller and each Owner authorize FBF, ifs affiliates, agents and independent contractors to contact Seller and each Owner at any telephone number Seller or any Owner provides to FBF or from which Seller or any Owner places a call to FBF, or any telephone number where FBF believes it may reach Seller or any Owner, using any means of communication, including but not limited to calls or text messages to mobile, cellular, wireless or similar devices or calls or text messages using an automated telephone dialing system and/or artificial voices or prerecorded messages, even if Seller or and Owner incurs charges for receiving such communications.  B. AUTHORIZATION TO CONTACT SELLER BY OTHER MEANS. Seller and each Owner also agree that FBF, ifs affiliates, agents and independent contractors, may use any other medium not prohibited by law including, but not limited to, mail, e-mail and facsimile, to contact Seller and each Owner. Seller and each Owner expressly consent to conduct business by electronic means.  C. RIGHTS TO OPT-OUT OR MAKE CHANGES. Seller and each Owner are not required to agree to Sections 4.11(A) or 4.11(B) in order to enter into this Agreement. If Seller or any Owner wishes to opt out of Section 4.11(A) and/or 4.11(B), or if Seller or any Owner wants to change how FBF contacts them, including with respect to any telephone number that FBF might use, please call FBF at [Phone Number] (and select Customer Service from the menu prompts).  V. JURY TRIAL WAIVER.  THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OR THE ENFORCEMENT HEREOF. THE PARTIES HERETO ACKNOWLEDGE THAT EACH MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.  VI. ARBITRATION.  IF FBF, Seller or a Guarantor requests, the other party and the Guarantor(s) agree to arbitrate all disputes and claims arising out of or relating to this Agreement. If a party or a Guarantor seeks to have a dispute settled by arbitration, that party or Guarantor must first send to the other party, by certified mail, a written Notice of Intent to Arbitrate. If the parties or the Guarantor(s) do not reach an agreement to resolve the claim within 30 days after the Notice is received, either party or the Guarantor(s) may commence an arbitration proceeding with the American Arbitration Association ("AAA"). FBF will promptly reimburse Seller or the Guarantor any arbitration filing fee, however, in the event that both the Seller and the Guarantor must pay filing fees, FBF will only reimburse the Seller's arbitration filing fee. Except as provided in the next sentence, FBF will pay all administration and arbitrator fees. If the arbitrator finds that either the substance of the claim raised by Seller or the Guarantor(s) or the relief sought by Seller or the Guarantor(s) is improper or not warranted, as measured by the standards set forth in Federal Rule of Procedure 11(b), then FBF will pay these fees only if required by the AAA Rules. If the arbitrator grants relief to the Seller or the Guarantor(s) that is equal to or greater than the value of what the Seller or the Guarantor(s) requested in the arbitration, FBF shall reimburse Seller or the Guarantor(s) for that person's reasonable attorneys' fees and expenses incurred for the arbitration. Seller and the Guarantor(s) agree that, by entering into this Agreement, they are waiving the right to trial by jury. EACH PARTY AND THE GUARANTOR (S) MAY BRING CLAIMS AGAINST ANY OTHER PARTY ONLY IN THEIR INDIVIDUAL CAPACITY, and not as a plaintiff or class member in any purported class or representative proceeding. Further, the parties and the Guarantor(s) agree that the arbitrator may not consolidate proceedings for more than one person's claims, and may not otherwise preside over any form of a representative or class proceeding, and that if this specific provision is found unenforceable, then the entirety of this arbitration clause shall be null and void. 5 HC# 4851-0728-1179 FB FUNDING, LLC SECURITY AGREEMENT AND GUARANTY Seller's Legal Business Name Speedemissions Inc. Seller's D/B/A City: State: Speedemissions Inc. Zip: Physical Address 1015 Tyrone Road, Suite 220 Federal Tax ID 33-0961488 Tyrone GA 30290  Security Interest - This Security Agreement and Guaranty will constitute a security agreement under the Uniform Commercial Code (the "UCC"). Seller grants to FBF a security interest in and lien upon: (a) all accounts, chattel paper, cash, deposit accounts, documents, equipment, general intangibles, instruments, and inventory, or investment property, as those terms are defined in Article 9 of the UCC, now or hereafter owned or acquired by Seller, excluding any of Seller's assets that are obligations owed by consumers to Seller; (b) all proceeds, as that term is defined in Article 9 of the UCC; (c) all funds at any time in the Seller's accounts, regardless of the source of such funds; (d) present and future Electronic Check Transactions; and (e) any amount which may be due to FBF under this Agreement and the Payment Rights Purchase and Sale Agreement (together the "Agreements"), including but not limited to all rights to receive any payments or credits (collectively, the "Secured Assets"). Seller agrees to provide other security to FBF upon request to secure Seller's obligations under the Agreements. These security interests and liens will secure all of FBF's entitlements under the Agreements and any other agreements now existing or later entered into between Seller, FBF or an affiliate of FBF. FBF is authorized to file any and all notices or filings it deems necessary or appropriate to enforce its entitlements hereunder.  This security interest may be exercised by FBF without notice or demand of any kind including by making an immediate withdrawal or freezing the Secured Assets. Pursuant to Article 9 of the UCC, as amended from time to time, FBF has control over and may direct the disposition of the Secured Assets, without further consent of Seller. Seller hereby represents and warrants that no other person or entity has a security interest in the Secured Assets. With respect to such security interests and liens, FBF will have all rights afforded under the UCC, any other applicable law and in equity. Seller will obtain from FBF written consent prior to granting a security interest of any kind in the Secured Assets to a third party. Seller agrees that this is a contract of recoupment and FBF is not required to file a motion for relief from a bankruptcy action automatic stay to realize on any of the Secured Assets. Nevertheless, Seller agrees not to contest or object to any motion for relief from the automatic stay filed by FBF. Seller agrees to execute and deliver to FBF such instruments and documents FBF may reasonably request to perfect and confirm the lien, security interest and right of setoff set forth in the Agreements. FBF is authorized to execute all such instruments and documents in Seller's name.  Additional-Collateral. To secure Guarantor's payment and performance obligations to FBF under the Guaranty, the Guarantor hereby grants FBF a security interest in (the "Additional Collateral"). Guarantor understands that FBF will have a security interest in the aforesaid Additional Collateral upon execution of the Guaranty.  DESCRIPTION OF ADDITIONAL COLLATERAL:  Seller and each Guarantor acknowledge and agree that any security interest granted to FBF under any other agreement between Seller or Guarantor and FBF (the "Cross-Collateral") will secure the obligations hereunder and under the Payment Rights Purchase and Sale Agreement and the Guaranty.  Seller and each Guarantor agree to execute any documents or take any action in connection with this Agreement as FBF deems necessary to perfect or maintain FBF's first priority security interest in the Collateral and the Additional Collateral, including the execution of any account control agreements. Seller and each Guarantor hereby authorize FBF to file any financing statements deemed necessary by FBF to perfect or maintain FBF's security interest, which financing statement may contain notification that Seller and/or Guarantor have granted a negative pledge to FBF with respect to the Collateral, and the Additional Collateral, and that any subsequent lienor may be tortuously interfering with FBF's rights. Seller and Guarantor shall be liable for, and FBF may charge and collect, all costs and expenses, including but not limited to attorney's fees, which may be incurred by FBF in protecting, preserving and enforcing FBF's security interest and rights.  Negative Pledge. Seller and each Guarantor agree not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of the Collateral or the Additional Collateral, as applicable.  Consent to Enter Premises and Assign Lease. FBF shall have the right to cure Seller's default in the payment of rent on the following terms. In the event Seller is served with papers in an action against Seller for nonpayment of rent or for summary eviction, FBF may execute its rights and remedies under the Assignment of Lease. Seller also agrees that FBF may enter into an agreement with Seller's landlord giving FBF the right: (a) to enter Seller's premises and to take possession of the fixtures and equipment therein for the purpose of protecting and preserving same; and/or (b) to assign Seller's lease to another qualified business capable of operating a business comparable to Seller's at such premises.  Remedies. Upon any Event of Default, FBF may pursue any remedy available at law (including those available under the provisions of the UCC), or in equity to collect, enforce, or satisfy any obligations then owing to FBF, whether by acceleration or otherwise.  Without limiting anything contained in the Agreements, including the immediately preceding sentence, or available to FBF by law, upon the occurrence of an Event of Default, FBF may do the following, which Seller authorizes, and which may be exercised in FBF's sole and absolute discretion and with or without legal process or further notice or demand to FBF. (i) enforce payment and prosecute any action or proceeding with respect to any and all of the Collateral: and (ii) foreclose the liens and security interests created under the Agreement and sell the Collateral by any available procedure, with or without judicial process.  If an Event of Default occurs under the Agreements, at any time thereafter, FBF may exercise any one or more of the following rights and remedies:  A. Assemble Collateral: FBF may require Seller to deliver to FBF all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. FBF may require Seller to assemble the Collateral and make it available to FBF at a place to be designated by FBF. FBF also shall have full power to enter, provided FBF does so without a breach of the peace or a trespass, upon the property of Seller to take possession of and remove 6 HC# 4851-0728-1179 the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Seller agrees FBF may take such other goods, provided that FBF makes reasonable efforts to return them to Seller after repossession. B. Sell the Collateral: FBF shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in FBF's own name or that of Seller. FBF may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, FBF will give Seller, and other persons as required by law, reasonable notice of the time and place of any public sale, or the time after which any private sale or any other disposition of the Collateral is to be made. However, no notice need be provided to any person who, after an Event of Default occurs, enters into and authenticates an agreement waiving that person's right to notification of sale. The requirements of reasonable notice shall be met if such notice is given at least 10 days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Obligations secured by this Agreement. To the extent permitted by applicable law, all such expenses will become a part of the Obligations and, at FBF's option, will: (i) be payable on demand; or (ii) be added to the balance of the amount due to FBF under the Payment Rights Purchase and Sale Agreement.  D. Appoint Receiver: FBF shall have the right to have a receiver appointed to take possession of all or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the rents from the Collateral and apply the proceeds, over and above the cost of the receivership, against the Obligations. The receiver may serve without bond if permitted by law. FBF's right to the appointment of a receiver shall exist whether or not the apparent value of the Collateral exceeds the Obligations by a substantial amount. Employment by FBF shall not disqualify a person from serving as a receiver.  E. Collect Revenues. Apply Accounts: FBF, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. FBF may at any time in FBF's discretion transfer any Collateral into FBF's own name or that of FBF's nominee and receive the payments, rents, income and revenues therefrom and hold the same as security for the Obligations or apply it to payment of the Obligations in such order of preference as FBF may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, chooses in action, or similar property, FBF may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose or realize on the Collateral as FBF may determine, whether or not any amount included within the Obligations is then due. For these purposes, FBF may, on behalf of and in the name of Seller, receive, open and dispose of mail addressed to Seller; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment or storage of any Collateral. To facilitate collections, FBF may notify account debtors and obligors on any Collateral to make payments directly to FBF.  F. Obtain Deficiency: If FBF chooses to sell any or all of the Collateral, FBF may obtain a judgment against Seller for any deficiency remaining on the Obligations due to FBF after application of all amounts received from the exercise of the rights provided in this Agreement. Seller shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.  Ownership of Collateral. Seller represents and warrants that Seller is, and will until full satisfaction of all obligations to FBF be, the owner of all Collateral whenever acquired, free and clear of all liens, charges and encumbrances except those disclosed to and approved in writing by FBF. Seller will appear in, contest and defend against any action or proceeding purporting to affect title to, or any other interest in, any portion of the Collateral, or the rights or powers of FBF, its successors or assigns, or the right or interest of FBF, legal or beneficial, in any portion of the Collateral. Seller waives any right it may have to require FBF to pursue any third party for obligations in respect of the Collateral.  Filing of Financial Statements. Seller authorizes FBF, at Seller's expense, to file and refile such financing statements, amendments, continuation statements, and other documents describing the Collateral in such offices as may be necessary or required in order to perfect or preserve FBF's security interest in the Collateral and hereby authorizes FBF to file financing statements and amendments thereto relative to all or any part of the Collateral where necessary or required to perfect or to continue the security interest granted herein without the signature of Seller where permitted by law, and Seller agrees to do such further acts and things and to execute and deliver to FBF any of the foregoing and such additional conveyances, assignments, agreements and instruments as FBF may reasonably require to carry into effect the purposes of this Agreement.  Records of Collateral; Inspection. Seller will at all times keep accurate records with respect to the Collateral which are as complete and comprehensive as those customarily maintained by others engaged in businesses of the type in which Seller engages, and agrees that FBF or its representatives will have the right, at any time during normal working hours or any other reasonable time and from time to time, to call at its place or places of business or where the Collateral or any part thereof may be held or located or Seller's records pertaining to the Collateral may be kept and to inspect the Collateral and/or to examine or cause to be examined such records and to make abstracts therefrom or copies thereof. In addition, upon FBF's request, if FBF deems it necessary to perfect or preserve FBF's security interest in the Collateral, and at the cost and expense of Seller, Seller will mark or stamp on, or otherwise affix to, each item of Collateral and each of their individual ledger sheets, cards and other records pertaining thereto, a legend or plaque in form and content reasonably satisfactory to FBF indicating that such Collateral is subject to a security interest in favor of FBF. Within 5 business days after FBF's request, Seller shall deliver to FBF schedules of accounts and general intangibles.  Lawful Purpose; Negotiable Document of Title. Seller agrees: (i) not to use the Collateral for any unlawful purpose nor to use it in any way that would void any insurance required to be carried in connection herewith; and (ii) if any Collateral becomes the subject of any negotiable document of title, including any warehouse receipt or bill of lading, to deliver such document to FBF.  Restrictions. Seller represents, warrants and covenants with FBF that Seller will not, without FBF's prior written consent: (i) grant a security interest in or permit a lien, claim or encumbrance upon any of the Collateral to any person, association, firm, corporation, entity or governmental agency or instrumentality, (collectively, "Person"); (ii) permit any levy, attachment or restraint to he made affecting any of Seller's assets; (iii) permit any judicial officer, receiver or assignee to be appointed or to take possession of any or all of Seller's assets; (iv) change its name, business structure, corporate identity or structure, add any new fictitious names, liquidate, merge or consolidate with or into any other business organization; (v) move or relocate any Collateral; (vi) acquire any other business organization; (vii) enter into any transaction not in the usual course of Seller's business; (viii) incur any debts outside the ordinary course of Seller's business except renewals or extensions of existing debts and interest thereon; (ix) make loans, advances or extensions of credit to any Person; or (x) guarantee or otherwise, directly or indirectly, in any way be or become responsible for obligations of any other Person, whether by agreement to purchase the indebtedness of any other Person, agreement for the furnishing of funds to any other Person through the furnishing of goods, supplies or services, by way of stock purchase, capital contribution, advance or loan, for the purpose of paying or discharging (or causing the payment of discharge of) the indebtedness of any other Person, or otherwise, except for the endorsement of negotiable instruments by the Seller in the ordinary course of business for deposit or collection. 7 HC# 4851-0728-1179 GUARANTY  Personal Guaranty of Performance. FBF is buying the Purchased Amount of Future Receipts knowing the risks that Seller's business may slow down or fail, and FBF assumes these risks based on Seller's representations, warranties and covenants in the Payment Rights Purchase and Sale Agreement (the "Agreement"), which are designed to give FBF a reasonable and fair opportunity to receive the benefit of its bargain. The undersigned Guarantor(s) hereby unconditionally guarantees to FBF, Seller's good faith, truthfulness and performance of all of the representations, warranties, covenants made by Seller in the Agreement as each may be renewed, amended, extended or otherwise modified (the "Guaranteed Obligations"). Guarantor's obligations are due at the time of any Event of Default under the Agreement.  Guarantor Waivers. In the Event of Default, FBF may seek recovery from Guarantor for all of FBF's losses and damages by enforcement of FBF's rights under this Guaranty without first seeking to obtain payment from Seller, any other guarantor, or any Collateral or Additional Collateral FBF may hold pursuant to the Agreement, the Security Agreement or any other guaranty.  FBF does not have to notify Guarantor of any of the following events and Guarantor will not be released from its obligations under the Agreement and this Guaranty if it is not notified of: (i) Seller's failure to pay timely any amount owed under the Agreement; (ii) any adverse change in Seller's financial condition or business; (iii) any sale or other disposition of any collateral securing the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations; (iv) FBF's acceptance of the Agreement; and (v) any renewal, extension or other modification of the Agreement or Seller's other obligations to FBF. In addition, FBF may take any of the following actions without releasing Guarantor from any of its obligations under the Agreement and this Guaranty: (i) renew, extend or otherwise modify the Agreement or Seller's other obligations to FBF; (ii) release Seller from its obligations to FBF; (iii) sell, release, impair, waive or otherwise fail to realize upon any collateral securing the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations; and (iv) foreclose on any collateral securing the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations in a manner that impairs or precludes the right of Guarantor to obtain reimbursement for payment under the Agreement or this Guaranty. Until the Purchased Amount and Seller's other obligations to FBF under the Agreement are paid in full, Guarantor shall not seek reimbursement from Seller or any other guarantor for any amounts paid by it under the Agreement or this Guaranty. Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against Seller, any other guarantor, or any collateral provided by Seller or any other guarantor, for any amounts paid by it, or acts performed by it, under the Agreement or this Guaranty: (i) subrogation; (ii) reimbursement; (iii) performance; (iv) indemnification; or (v) contribution. In the event that FBF must return any amount paid by Seller or any other guarantor of the Guaranteed Obligations because that person has become subject to a proceeding under the United States Bankruptcy Code or any similar law, Guarantor's obligations under the Agreement and this Guaranty shall include that amount.  Guarantor Acknowledgement. Guarantor acknowledges that: (i) He / She understands the seriousness of the provisions of the Agreement, including the Jury Trial Waiver and Arbitration sections, the Security Agreement, and this Guaranty; (ii) He / She has had a full opportunity to consult with counsel of his/her choice; and (iii) He / She has consulted with counsel of its choice or has decided not to avail himself/herself of that opportunity.  Joint and Several Liability. The obligations hereunder of the persons or entities constituting Guarantor under the Agreement and this Guaranty are joint and several.  THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE PAYMENT RIGHTS PURCHASE AND SALE AGREEMENT, INCLUDING THE PAYMENT RIGHTS PURCHASE AND SALE AGREEMENT TERMS AND CONDITIONS, ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS SECURITY AGREEMENT AND GUARANTY. CAPITALIZED TERMS NOT DEFINED IN THIS SECURITY AGREEMENT AND GUARANTY, SHALL HAVE THE MEANING SET FORTH IN THE PAYMENT RIGHTS PURCHASE AND SALE AGREEMENT, INCLUDING THE PAYMENT RIGHTS PURCHASE AND SALE AGREEMENT TERMS AND CONDITIONS FOR THE SELLER #1 (PRINT NAME & TITLE BELOW) SIGNATURE Richard Parlontieri FOR THE SELLER #2 (PRINT NAME & TITLE BELOW) SIGNATURE FOR THE OWNER / GUARANTOR #1 (PRINT NAME & TITLE BELOW) SIGNATURE Richard Parlontieri FOR THE OWNER /GUARANTOR #2 (PRINT NAME & TITLE BELOW) SIGNATURE (SIGN BELOW) MUST SIGN AS SELLER (SIGN BELOW) MUST SIGN AS OWNER ALSO (SIGN BELOW) HC# 4851-0728-1179 8 AGREEMENT FOR DIRECT DEPOSITS (ACH CREDITS) AND DIRECT COLLECTIONS (ACH DEBITS)  This Agreement for Direct Deposits (ACH Credits) and Direct Collections (ACH Debits) is part of (and incorporated by reference into) the Payment Rights Purchase and Sale Agreement (the "Agreement"). Seller should keep this important legal document for Seller's records.  DISBURSMENT OF PURCHASE PRICE. By signing below, Seller authorizes Buyer after electing to purchase the Specified Amount of Future Payment Rights to disburse the Purchase Price set forth in the Agreement by initiating an ACH credit to the bank account described below (or a substitute bank account Seller later identifies and is acceptable to Buyer) (the "Account").  COLLECTION OF FUNDS ARISING FROM SPECIFIED AMOUNT OF FUTURE PAYMENT RIGHTS. By signing below, Seller authorizes Buyer to collect the funds arising from the Specified Amount of Future Payment Rights Buyer is entitled to receive under the Agreement by initiating ACH debits to the Account in amounts not to exceed the amount of the Daily Collection set forth in the Agreement. Seller authorizes Buyer to initiate an ACH debit to the Account on the Initial Collection Date set forth in the  Agreement and an ACH debit to the Account each Business Day after the Initial Collection Date until Buyer (i) collects the entire Specified Amount of Future Payment Rights or (ii) initiates the Maximum Number of ACH Debits set forth in the Agreement, whichever occurs first.  BUSINESS PURPOSE ACCOUNT. By signing below, Seller attests that any account into which Seller deposits funds arising from Future Payment Rights, including, but not limited to, the Account, was established for business purposes and not primarily for personal, family or household purposes.  MISCELLANEOUS. Seller understands that Seller is responsible for ensuring that funds arising from Future Payment Rights remain in the Account each day until Buyer debits the amount that the Agreement authorizes Buyer to debit from the Account for that day. Buyer is not responsible for any overdrafts or rejected transactions that may result from Buyer debiting any of Buyer's accounts. The ACH authorizations provided for in this agreement will remain in effect until Buyer has received written notification from Seller of its termination in such time and in such manner as to afford Buyer and Seller's depository bank a reasonable opportunity to act on it.  Buyer is not responsible for any fees charged by Seller's bank as the result of credits or debits initiated under this Agreement. The origination of ACH transactions to Seller's accounts, including, but not limited to, the Account, must comply with the provisions of U.S. law.  ACCOUNT INFORMATION  Bank Name: Bank Telephone Number: Branch Address: City: State: Zip: Routing Number; Account Number: SELLER SIGNATURE Print Seller's Name: Richard Parlontieri Federal Tax ID #: 33-0961488 Signature: Title: Date:  47437.5 Revised 7/17/13 791-101 APPENDIX A: THE FEE STRUCTURE:  a. Origination Fee -$295.00 Covers everything and related expenses.  b. ACH Program Fee -$395.00 ACH Debits are labor intensive and are not an automated process requiring us to charge this fee to cover costs.  c. NSF Fee (Standard) -$35.00 each Up to FOUR TIMES ONLY before a default fee is declared.  d. Rejected ACH -$100.00 When the Merchant directs the bank or rejects our ACH.  e. Bank Change Fee -$50.00 When the merchant requires a change of account to be debited, requiring Fast Business Funding to reconfigure the ACH collections.  f. Blocked Account -$2,500.00 When the merchant BLOCKS account from our ACH debit which places them in default (per contract).  g. Default Fee -$2,500.00 When the merchant changes bank accounts cutting us off from collections.  h. Wire Fee -$35.00 Money received the same day.  i. ACH Fee -$15.00 Money received the next day.  Merchant Initials